For Immediate Release                       Contact:  D. Linn Wiley
                                                     President & Chief Executive Officer
                                                     (909) 980-4030

                                           CVB Financial Corp. Reports Record First Quarter

ONTARIO, CA, April 16, 2003--CVB Financial Corp. (NASDAQ: CVBF), today announced record results for the first quarter of 2003.  This is the 44th consecutive quarter of record results for the Company when compared with the same results for the prior year.

Net income for the first quarter of 2003 was $12.7 million.  This represents an increase of $386,800, or 3.14%, over net income of
$12.3 million reported for the first quarter of 2002.  Net income of $0.29 per diluted share rose $0.01, or 3.57%, above the $0.28 per diluted share for 2002.

These earnings results produced a return on beginning equity of 19.83%, a return on average equity of 19.25% and a return on average assets of 1.67%.  The efficiency ratio for the first quarter was 46.52%.

Net income from operations for the first quarter of 2003 was $12.2 million.  This represented an increase of $1.7 million, or 16.20%, when compared with net income from operations of $10.5 million for the first quarter of 2002.

During the first quarter of 2002, the Company realized a net gain after taxes of $1.8 million from the sale of securities.  This increased earnings from $10.5 million from operations to the $12.3 million total for the quarter ended March 31, 2002.  In the first quarter of this year, the net gain after taxes from securities sales was $460,000.  This increased net income from $12.2 million from operations to a total of $12.7 million for the first quarter ended March 31, 2003.

Total assets were a record $3.4 billion as of March 31, 2003.  This is an increase of $811.2 million, or 31.38%, when compared with total assets of $2.6 billion on March 31, 2002.  Total deposits of $2.3 billion were up $429.1 million, or 22.69%, over the total deposits of  $1.9 billion at the same time last year.  Gross loans and leases grew to $1.5 billion.  They rose $301.7 million, or
26.1%, from $1.2 billion in 2002. The Wealth Management Group has nearly $1 billion in assets under administration.

"We are extremely pleased with the positive growth trends and earnings results which we achieved during the first quarter," said Linn
Wiley, President and Chief Executive Officer of CVB Financial Corp.  "We are also optimistic about the prospects for the balance of the year."

CVB Financial Corp. reported $1.1 million in non-performing assets.  This represents a ratio of non-performing assets to total assets of 0.03% as of March 31, 2003.  In addition, the allowance for loan and lease losses of $21.6 million represented 1.48% of gross loans and leases, and 1,949.15% of non-performing loans.  This compares with an allowance for loan and lease losses of $21.1 million on March 31, 2002, which represented 1.50% of gross loans and leases and 1,572.66% of non-performing loans.

CVB Financial Corp. is the holding company for Citizens Business Bank.  The Bank is the largest financial institution headquartered in the Inland Empire region of Southern California.  It serves 26 cities with 33 business financial centers in the Inland Empire, Los
Angeles County, Orange County and the Central Valley areas of California.

Citizens Business Bank announced the opening of its 33rd business financial center in Fresno on March 10, 2003.  This represents their second business financial center in the Central Valley.  It complements their Central Valley initiative to build a franchise of five to seven business financial centers between Bakersfield and Fresno.

Shares of CVB Financial Corp. common stock are listed on the NASDAQ under the ticker symbol of CVBF.  For investor information on CVB
Financial Corp. visit our Citizens Business Bank website at www.cbbank.com and click on the CVB Stock tab.

Safe Harbor
This document may contain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from the projected.  For a discussion of factors that could cause actual results to differ, please see the publicly available Securities and Exchange Commission filings of CVB Financial Corp., including its Annual Report on Form 10-K for the year ended December 31, 2002, and particularly the discussion on risk factors within that document.

                   CVB FINANCIAL CORP. AND SUBSIDIARIES
                   CONSOLIDATED STATEMENTS OF EARNINGS
                               (unaudited)
              dollar amounts in thousands, except per share

                                                                             For the Three Months
                                                                                Ended March 31,

                                                                              2003            2002
                                                                         -------------   --------------
     Interest Income:
       Loans, including fees                                             $     23,819    $      21,125
       Investment securities:
          Taxable                                                              12,384           11,137
          Tax-advantaged                                                        4,130            4,105
                                                                           -----------     ------------
                 Total investment income                                       16,514           15,242
       Federal funds sold                                                          12              266
                                                                           -----------     ------------
                 Total interest income                                         40,345           36,633
     Interest Expense:
       Deposits                                                                 4,516            5,292
       Borrowings                                                               4,590            4,703
                                                                           -----------     ------------
                 Total interest expense                                         9,106            9,995
                                                                           -----------     ------------
         Net interest income before provision for credit losses                31,239           26,638
     Provision for credit losses                                                    0                0
                                                                           -----------     ------------
         Net interest income after
            provision for credit losses                                        31,239           26,638
     Other Operating Income:
        Service charges on deposit accounts                                     3,696            3,299
        Wealth Management services                                              1,047            1,012
        Gain(Loss) on sale of securities                                          794            3,071
        Gain on sale of other real estate owned                                     0                0
        Other                                                                   1,352            1,102
                                                                           -----------     ------------
                 Total other operating income                                   6,889            8,484
     Other operating expenses:
        Salaries and employee benefits                                          9,988            8,513
        Occupancy                                                               1,551            1,535
        Equipment                                                               1,492            1,453
        Professional services                                                     682              882
        Goodwill Amortization                                                     111               70
        Other                                                                   3,915            3,044
                                                                           -----------     ------------
                 Total other operating expenses                                17,739           15,497
                                                                           -----------     ------------
     Earnings before income taxes                                              20,389           19,625
     Income taxes                                                               7,685            7,308
                                                                         -------------   --------------
         Net earnings                                                    $     12,704    $      12,317
                                                                         =============   ==============
     Basic earnings per common share                                     $       0.29    $        0.28
                                                                         =============   ==============
     Diluted earnings per common share                                   $       0.29    $        0.28
                                                                         =============   ==============
     Cash dividends per common share                                     $       0.12    $        0.14
                                                                         =============   ==============

      All per share information has been retroactively adjusted to reflect the 5-for-4 stock split declared on December 18, 2002.

      CVB FINANCIAL CORP.
      CONSOLIDATED BALANCE SHEET
      (unaudited)
      dollars in thousands
                                                                   March 31
                                                            2003             2002
                                                       --------------    -------------
      Assets:
      Federal funds sold and reverse repos             $           0           15,000                                                                                                                          $
      Investment Securities available-for-sale             1,763,447        1,294,261
      Loans and lease finance receivables                  1,457,685        1,155,977
         Less allowance for credit losses                   (21,616)         (21,074)
                                                       --------------    -------------
         Net loans and lease finance receivables           1,436,069        1,134,903
                                                       --------------    -------------
               Total earning assets                        3,199,516        2,444,164
      Cash and due from banks                                109,164           75,440
      Premises and equipment, net                             30,527           29,733
      Goodwill and intangibles                                15,608            6,413
      Other assets                                            41,545           29,383
                                                       --------------    -------------
           TOTAL                                       $   3,396,360        2,585,133                                                                                                                          $
                                                       ==============    =============

      Liabilities and Stockholders' Equity
      Liabilities:
         Deposits:
             Demand Deposits(noninterest-bearing)      $     893,067          746,121                                                                                                                          $
             Investment Checking                             196,958          169,811
             Savings/MMDA                                    665,983          559,337
             Time Deposits                                   564,487          416,095
                                                       --------------    -------------
                Total Deposits                             2,320,495        1,891,364

        Other borrowings                                     723,000          380,000
        Other liabilities                                     86,699           90,103
                                                       --------------    -------------
                Total Liabilities                          3,130,194        2,361,467
      Stockholders' equity:
         Stockholders' equity                                242,681          213,523
         Accumulated other comprehensive income
            (loss), net of tax                                23,485           10,143
                                                       --------------    -------------
                                                             266,166          223,666
                                                       --------------    -------------
           TOTAL                                       $   3,396,360        2,585,133                                                                                                                          $
                                                       ==============    =============

      CVB FINANCIAL CORP.
       CONSOLIDATED AVERAGE BALANCE SHEET
      (unaudited)
      dollars in thousands
                                                         Three months ended March 31
                                                            2002             2001
                                                       --------------    -------------
      Assets:
      Federal funds sold and reverse repos             $         889           54,956                                                                                                                          $
      Investment securities available-for-sale             1,469,166        1,143,423
      Loans and lease finance receivables                  1,434,083        1,160,999
         Less allowance for credit losses                   (21,662)         (20,683)
                                                       --------------    -------------
         Net loans and lease finance receivables           1,412,421        1,140,316
                                                       --------------    -------------
               Total earning assets                        2,882,476        2,338,695
      Cash and due from banks                                112,391          102,377
      Premises and equipment, net                             29,875           30,163
      Other real estate owned, net                                 0                0
      Goodwill and intangibles                                15,733            6,445
      Other assets                                            36,500           26,768
                                                       --------------    -------------
           TOTAL                                       $   3,076,975        2,504,448                                                                                                                          $
                                                       ==============    =============

      Liabilities and Stockholders' Equity
      Liabilities:
         Deposits:
             Noninterest-bearing                       $     893,495          731,146                                                                                                                          $
             Interest-bearing                              1,394,383        1,138,695
                                                       --------------    -------------
                Total Deposits                             2,287,878        1,869,841

        Other borrowings                                     470,519          375,877
        Other liabilities                                     51,030           30,014
                                                       --------------    -------------
                Total Liabilities                          2,809,427        2,275,732
      Stockholders' equity:
         Stockholders' equity                                241,916          214,875
         Accumulated other comprehensive income
            (loss), net of tax                                25,632           13,841
                                                       --------------    -------------
                                                             267,548          228,716
                                                       --------------    -------------
           TOTAL                                       $   3,076,975        2,504,448                                                                                                                          $
                                                       ==============    =============